QuickLinks -- Click here to rapidly navigate through this document

Filed pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated December 24, 2014
to
Prospectus dated April 30, 2014

            This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

            You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

 Increase in Public Offering Price

            On December 23, 2014, we increased our public offering price from $9.75 per share to $9.80 per share. This increase in the public offering price was effective as of our December 24, 2014 weekly closing and first applied to subscriptions received from December 17, 2014 through December 23, 2014. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% greater than our net asset value per share as of December 23, 2014.

QuickLinks

Increase in Public Offering Price